LEASE LIABILITIES - Schedule of Operating Right-of-Use Assets and Operating Lease Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Lease, Cost [Abstract]
Operating lease liabilities, current	$ 286	$ 277
Operating lease liabilities long-term	194	378
Total operating lease liabilities	$ 480	$ 655
Weighted average of remaining lease term	1 year 8 months 26 days	2 years 6 months 7 days
Weighted-average discount rate - operating leases	11.27%	9.92%